Exhibit 10.2

PROVINCE OF BRITISH COLUMBIA
Ministry of Energy Mines and Petroleum Resources

RECORD OF 4 POST CLAIM - MINERAL TENURE ACT
(Section 23)
Mining Division: _______________________	Tenure No. ______________________________
Gold Commissioner: _______________________	Date of Record: ___________________________

APPLICATION TO RECORD A 4 POST CLAIM

I, L.B. Warren, Name of Locator, Agent for self, Box 662, Smithers, British Columbia V0J 2N0, (250) 847-3612, Client No. 128313, hereby apply for record of a 4 Post Claim for the location as outlined on the attached copy of mineral titles reference map No. 94E 13E, in the Liard Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the legal post location.

By helicopter from Dease Lake, British Columbia to the Mount L.C.P. which is located 4.85 km @067 degrees from the confluence of Park Creek and the westerly flowing fork approx. 6 km north of Mount Albert Dease.

TAG INFORMATION

I have securely fastened the metal identification tag embossed "LEGAL CORNER POST" to the legal post (or witness post) and impressed this information on the tag:

LEGAL CORNER POST
TAG NO. 122528
CLAIM NAME	Mount
LOCATOR	L.B. Warren
FMO No.	128313
AGENT FOR	Self
DATE COMMENCED	April 21, 2001
TIME	950 hrs
DATE COMPLETED	April 21, 2001
TIME	1010 hrs.

NUMBER OF CLAIM UNITS

N__ S3 E4 W__

IDENTIFICATION POSTS NOT PLACED

were 18, 28, 38, 381E, 382E, 383E, 384E, 284E, 184E, 4E, 3E, 2E, 1E because cliffs and extreme avalanche conditions

*If a witness post was placed for the legal corner post:

Bearing from witness post to true position of legal corner post is ______ degrees, at a distance of ______ metres. Bearing from identification post to witness post ____ degrees, at a distance of ____ metres.

NOTE: Legal corner post can be witnessed only if it was not feasible to place any posts.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 4 post claims and have attached a plan of the location on which the positions of the legal corner post and all corner posts (and witness and identification posts if applicable) are indicated.

Do you intend to extract Industrial Minerals from this tenure? Yes ___ No _XX_

/s/ L.B. Warren
Name of Locator